                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2001
                                -----------------

                        COMMISSION FILE NUMBER 001-08495

                           --------------------------



        Delaware                    Constellation Brands, Inc.           16-0716709
                                       and its subsidiaries:
        New York                    Batavia Wine Cellars, Inc.           16-1222994
        New York                  Canandaigua Wine Company, Inc.         16-1462887
        New York                    Canandaigua Europe Limited           16-1195581
        England and Wales               Canandaigua Limited              98-0198402
        New York                        Polyphenolics, Inc.              16-1546354
        New York                       Roberts Trading Corp.             16-0865491
        Netherlands                      Canandaigua B.V.                98-0205132
        Delaware                    Franciscan Vineyards, Inc.           94-2602962
        California                    Ravenswood Winery, Inc.            94-3026706
        California                        Allberry, Inc.                 68-0324763
        California                    Cloud Peak Corporation             68-0324762
        California                       M.J. Lewis Corp.                94-3065450
        California                    Mt. Veeder Corporation             94-2862667
        Delaware                        Barton Incorporated              36-3500366
        Delaware                        Barton Brands, Ltd.              36-3185921
        Maryland                        Barton Beers, Ltd.               36-2855879
        Connecticut              Barton Brands of California, Inc.       06-1048198
        Georgia                   Barton Brands of Georgia, Inc.         58-1215938
        Illinois                        Barton Canada, Ltd.              36-4283446
        New York                  Barton Distillers Import Corp.         13-1794441
        Delaware                   Barton Financial Corporation          51-0311795
        Wisconsin                   Stevens Point Beverage Co.           39-0638900
        Illinois                      Monarch Import Company             36-3539106
(State or other jurisdiction of     (Exact name of registrant as       (I.R.S. Employer
incorporation or organization)       specified in its charter)        Identification No.)


           300 WillowBrook Office Park, Fairport, New York             14450
           -----------------------------------------------             -----
           (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (716) 218-2169
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is filed to be incorporated into registration statement No. 333-63480:

1.1. Underwriting Agreement dated September 25, 2001 by and among Constellation Brands, Inc., R, R, M & C Partners, L.L.C., M, L, R & R, a New York general partnership, Robert Sands, Richard Sands and Salomon Smith Barney Inc., as Underwriter.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   CONSTELLATION BRANDS, INC.

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer, Executive Vice
                                         President and Chief Financial Officer

                                            SUBSIDIARIES

                                   BATAVIA WINE CELLARS, INC.

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer, Treasurer


                                   CANANDAIGUA WINE COMPANY, INC.

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer, Treasurer


                                   CANANDAIGUA EUROPE LIMITED

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer, Treasurer


                                   CANANDAIGUA LIMITED

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Finance Director
                                         (Principal Financial Officer and
                                         Principal Accounting Officer)


                                   POLYPHENOLICS, INC.

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Vice President and Treasurer

                                   ROBERTS TRADING CORP.

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         President and Treasurer

                                   CANANDAIGUA B.V.

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Chief Financial Officer

                                   FRANCISCAN VINEYARDS, INC.

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Vice President and Treasurer

                                   RAVENSWOOD WINERY, INC.

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Vice President and Treasurer

                                   ALLBERRY, INC.

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Vice President and Treasurer

                                   CLOUD PEAK CORPORATION

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Vice President and Treasurer

                                   M.J. LEWIS CORP.

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Vice President and Treasurer

                                   MT. VEEDER CORPORATION

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Vice President and Treasurer

                                   BARTON INCORPORATED

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Vice President

                                   BARTON BRANDS, LTD.

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Vice President

                                   BARTON BEERS, LTD.

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Vice President

                                   BARTON BRANDS OF CALIFORNIA, INC.

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Vice President

                                   BARTON BRANDS OF GEORGIA, INC.

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Vice President

                                   BARTON CANADA, LTD.

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Vice President

                                   BARTON DISTILLERS IMPORT CORP.

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Vice President

                                   BARTON FINANCIAL CORPORATION

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Vice President

                                   STEVENS POINT BEVERAGE CO.

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Vice President

                                   MONARCH IMPORT COMPANY

Date:  September 28, 2001          By:   /s/ Thomas S. Summer
                                         -----------------------------------
                                         Thomas S. Summer
                                         Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     1.1 Underwriting Agreement dated September 25, 2001 by and among Constellation Brands, Inc., R, R, M & C Partners, L.L.C., M, L, R & R, a New York general partnership, Robert Sands, Richard Sands and Salomon Smith Barney Inc., as Underwriter (filed herewith).

(2)  Plan of Acquisition, Reorganization, Arrangement, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None.